Prospectus Supplement                                  52006 4/99
dated April 12, 1999 to:
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PUTNAM VARIABLE TRUST
Prospectuses dated April 30, 1998 and April 30, 1998, as revised
July 2, 1998

The Trustees of the Trust at the April 9, 1999 meeting voted to rename the Putnam VT U.S. Government and High Quality Bond Fund as the Putnam VT Income Fund. The Trustees also changed certain of the investment strategies and polices of the fund. As a result, the section entitled Putnam VT U.S. Government and High Quality Bond Fund in the section entitled "Investment Objective and Policies of the funds" is hereby deleted and the following section is added to the prospectus under the section "Investment Objectives and Policies of the funds."

PUTNAM VT INCOME FUND

OBJECTIVE

Putnam VT Income Fund seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund may invest in debt securities, including both government and corporate obligations, preferred stocks and dividend-paying common stocks. The fund may also hold a portion of its assets in cash or money market instruments.

The fund's portfolio currently emphasizes fixed-income securities. Putnam Management presently expects that it will continue to do so. Declines in the prices of equity securities coupled with rising dividend payouts, however, could result in an increase in the fund's equity positions.

The fund may invest in both higher-rated and lower-rated fixed-income securities. The values of lower-rated securities generally fluctuate more than those of higher-rated securities. In addition, the lower rating reflects a greater possibility that the financial condition of the issuer, or adverse changes in economic conditions, or both, may impair the ability of the issuer to make payments of income and principal. The fund may also invest in premium securities, engage in foreign currency transactions, enter into repurchase agreements, loan its portfolio securities and purchase securities for future delivery. See "Common investment policies and techniques" below for a discussion of these securities and types of transactions and the risks associated with them.

The fund will not invest in securities rated lower than B by a nationally recognized securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or in unrated securities determined by Putnam Management to be of comparable quality. Securities rated B are predominantly speculative and have large uncertainties or major exposures to adverse conditions. Securities rated below BBB or Baa are commonly known as "junk bonds." For a discussion of the risks associated with investments in fixed-income securities, including lower-rated fixed-income securities, see "Common investment policies and techniques - Lower-rated and other fixed-income securities." The foregoing investment limitations will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency.
The fund may invest a substantial portion of its assets in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. For a discussion of the risks associated with mortgage-backed securities, see "Common investment policies and techniques - Mortgage-backed and asset-backed securities."

The fund may engage in a variety of transactions involving the use of options and futures contracts. The fund may purchase and sell futures contracts in order to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. The fund may also seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest.

The fund may invest in the securities of foreign issuers. It may invest without limit in the securities of foreign issuers that are traded in U.S. public markets. The fund expects that its investments in securities of foreign issuers that are not actively traded in U.S. public markets generally will not exceed 20% of its total assets, although the fund's investments in such foreign securities may exceed this amount from time to time. See "Common investment policies and techniques - Foreign investments."

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of fund assets. In implementing these defensive strategies, the fund may invest without limit in money market instruments and in U.S. government or agency obligations, or in any other securities Putnam Management considers consistent with such defensive strategies.

2. IN THE SECTION ENTITLED "HOW THE TRUST IS MANAGED," THE CHART INDICATING THE OFFICERS OF PUTNAM MANAGEMENT THAT HAVE PRIMARY RESPONSIBILITY FOR THE DAY-TO-DAY MANAGEMENT OF EACH FUND'S PORTFOLIO IS REVISED WITH RESPECT TO PUTNAM VT INCOME FUND AS
FOLLOWS:

PUTNAM VT INCOME FUND

Kevin M. Cronin          1999      Employed by Putnam Management since 1997.
Managing Director                  Prior to February 1997, Mr. Cronin was
                                   employed at MFS Investment Management.

Krishna K. Memani        1999      Employed by Putnam Management since 1998.
Managing Director                  Prior to September 1998, Mr. Memani was
                                   employed at Morgan Stanley & Co.